Exhibit 99.1

Aerojet Rocketdyne to be Acquired by Lockheed Martin in $5.0 Billion All-Cash Transaction

Purchase Price Represents a Premium of Approximately 33%

Companies’ Complementary Capabilities and Talent to Enable Growth in Hypersonics, Tactical Missiles, Integrated Air and Missile Defense, Strategic Systems and Space Exploration

Transaction Provides Greater Value and Innovation for Customers by Integrating Critical Component of Supply Chain

EL SEGUNDO, Calif., Dec. 20, 2020 (GLOBE NEWSWIRE) — Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD) today announced that it has entered into a definitive agreement to be acquired by Lockheed Martin Corporation (NYSE: LMT) in an all-cash transaction with a total equity value of $5.0 billion.

Under the terms of the agreement, which has been unanimously approved by each company’s Board of Directors, Lockheed Martin will acquire Aerojet Rocketdyne for $56.00 per share in cash, representing a premium of approximately 33% to Aerojet Rocketdyne’s closing stock price on December 18, 2020, and a premium of approximately 42% to the Company’s volume weighted average stock price (“VWAP”) for the last 90 trading days.

As part of the transaction, Aerojet Rocketdyne declared a $5.00 per share pre-closing special dividend to holders of its common shares and convertible senior notes, on an as-converted basis. The special dividend will be paid on March 24, 2021, to holders of record as of March 10, 2021. The payment of this special dividend, unless revoked, will adjust the consideration to be paid by Lockheed Martin to $51.00 per share at closing.

“We are pleased to bring together our complementary companies in a transformative transaction that will provide premium cash value for our stockholders and tremendous benefits for our employees, customers and partners,” said Eileen P. Drake, CEO and President of Aerojet Rocketdyne. “Joining Lockheed Martin is a testament to the world-class organization and team we’ve built and represents a natural next phase of our evolution. As part of Lockheed Martin, we will bring our advanced technologies together with their substantial expertise and resources to accelerate our shared purpose: enabling the defense of our nation and space exploration. On behalf of the Aerojet Rocketdyne Board and management team, I’d like to thank all of our employees for their unwavering dedication and focus in helping us achieve this great milestone.”

The transaction is expected to close in the second half of 2021 and is subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by Aerojet Rocketdyne’s stockholders. A transition team will be formed to allow for a seamless integration and ensure continuity for customers, employees and other stakeholders.

Advisors

Citigroup Global Markets Inc. and Evercore were co-lead financial advisors to Aerojet Rocketdyne. Jenner & Block LLP acted as M&A counsel and Gibson, Dunn & Crutcher LLP acted as Securities counsel.

About Aerojet Rocketdyne

Aerojet Rocketdyne, a subsidiary of Aerojet Rocketdyne Holdings, Inc. (NYSE: AJRD), is a world-recognized aerospace and defense leader that provides propulsion systems and energetics to the space, missile defense and strategic systems, and tactical systems areas, in support of domestic and international customers. For more information, visit www.Rocket.com and www.AerojetRocketdyne.com. Follow Aerojet Rocketdyne and CEO Eileen Drake on Twitter at @AerojetRdyne and @DrakeEileen.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed transaction with Lockheed Martin Corporation (“Lockheed Martin”), Aerojet Rocketdyne Holdings, Inc. (the “Company”) will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the “Commission” or the “SEC”). The Company’s stockholders are urged to read the proxy statement (including any amendments or supplements thereto) and other relevant documents in connection with the proposed transaction when available because they will contain important information about the proposed transaction. Once filed with the SEC, a copy of the proxy statement and other relevant documents will be available on the SEC’s website at http://www.sec.gov. In addition, you may obtain free copies of the proxy statement (when it becomes available) and the other documents filed by the Company with the Commission by requesting them in writing from Aerojet Rocketdyne Holdings, Inc., Attn: Corporate Secretary, 222 N. Pacific Coast Highway, Suite 500, El Segundo, California 90245, telephone: (310) 252-8100, or from the “Investor Relations” section of the Company’s website, www.rocket.com.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including their ownership of common stock of the Company, can be found in the Company’s 2020 Annual Meeting proxy statement filed with the SEC on March 24, 2020. To the extent ownership of the Company’s securities by its directors and executive officers has changed since the amounts disclosed in the 2020 Annual Meeting proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents on the SEC’s website or from the Company’s website. Stockholders will be able to obtain additional information regarding the Company’s directors and executive officers, including their interests, by reading the proxy statement and other relevant documents that the Company will file with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements that involve risks and uncertainties, including, among other things, statements regarding our proposed transaction with Lockheed Martin, payment of the declared dividend, and the expected benefits and anticipated timing of the proposed transaction. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve inherent risks and uncertainties and the company cautions you that a number of important factors could cause actual results to differ materially from the results reflected in these forward-looking statements.

Such factors include risks and uncertainties specific to this transaction, including, but not limited to, adverse effects on the market price of the company’s common stock and on the company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), modification, suspension, cancellation or revocation of the special dividend due to changed circumstances, uncertainties as to the timing of the consummation of the transaction, failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, significant transaction costs, unknown liabilities, the success of the company’s business following the transaction, potential litigation relating to the transaction, general economic and business conditions that affect the company following the transaction, and other economic, business, competitive and/or regulatory factors affecting the proposed transaction.

In addition to the factors mentioned above, factors relating to future financial operating results that could cause actual results to differ materially from those described herein include, but are not limited to: the ongoing effects of the COVID-19 pandemic; reductions, delays or changes in U.S. government spending; cancellation or material modification of one or more significant contracts; a significant decrease in the demand for the products we offer as a result of changing economic conditions or other factors; failure to secure contracts; actions by competitors offering similar products; regulatory, legislative and technological developments that may affect the demand for or costs of our products; and other factors discussed under “Risk factors” in the company’s Annual Report on Form 10-K filed on February 19, 2020 and Quarterly Report on Form 10-Q filed on October 26, 2020, which are on file with the SEC, and in the Company’s subsequent SEC filings.

These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature, and investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any of the forward-looking information included in this communication, whether as a result of new information, future events, changed expectations or otherwise.

Aerojet Rocketdyne Media Contacts:

Steve Warren: (703) 650-0278

Steven.Warren@rocket.com